COLUMBIA WORLD EQUITY FUND
                                  (the "Fund")

            Supplement to the Fund's Prospectus dated August 1, 2005


I. Effective immediately, the information provided by the bullet point list under the section entitled "FUND POLICY ON TRADING OF FUND SHARES" in the Fund's prospectus is revised and replaced with the following:


A Fund shareholder won't pay an otherwise applicable redemption fee on any of the following transactions:

o shares sold following the death or disability (as defined in the tax code) of the shareholder, including a registered joint owner

o shares sold by or distributions from participant directed retirement plans, such as 401(k), 403(b) 457, Keogh, profit sharing, and money purchase pension accounts, where the Fund does not have access to information about the individual participant account activity, except where the Fund has received an indication that the plan administrator is able to assess the redemption fee to the appropriate accounts (automatic)

o shares sold by certain investment funds, including those that Columbia Management Advisors, LLC or its affiliates may manage (automatic)

o shares sold as part of an automatic rebalancing within an asset allocation program or by certain wrap programs where the program sponsor has provided assurances reasonably satisfactory to the Fund that the program is not designed to be a vehicle for market timing

o shares sold by accounts maintained by a financial institution or intermediary where the Fund has received information reasonably satisfactory to the Fund indicating that the financial institution or intermediary maintaining the account is unable for administrative reasons to assess the redemption fee to underlying shareholders

o shares sold by an account which has demonstrated a hardship, such as a medical emergency, as determined in the absolute discretion of the Fund

o    shares that were purchased by reinvested dividends (automatic)

o shares that are redeemed or exchanged through Columbia Funds' Systematic Withdrawal Plan or similar affiliated or unaffiliated automated plans

o    the following retirement plan distributions:

o lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or following attainment of age 59 1/2 in the case of a "key employee" of a "top heavy" plan)

o distributions from an individual retirement account ("IRA") or Custodial Account under Section 403(b)(7) of the tax code, following attainment of age 59 1/2


II. The Board of Trustees of the Fund has approved a proposal to amend the Fund's fundamental investment restriction relating to industry concentration. The proposed amendment, subject to approval by shareholders, would allow the Fund greater flexibility to pursue investment opportunities outside of the public utilities industry that the Fund's investment advisor believes are attractive and consistent with the Fund's investment objective. Shareholders of the Fund are scheduled to vote on the proposal at a special meeting of shareholders to be held on February 17, 2006. If approved at the special meeting, the proposed amendment is expected to take place shortly thereafter.



SUP-47/93627-1205                                               January 9, 2006